UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 14, 2005
EDUCATION MANAGEMENT CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	000-21363 (Commission File Number)	25-1119571 (IRS Employer Identification No.)

210 Sixth Avenue Pittsburgh, Pennsylvania (Address of principal executive offices)	15222 (Zip code)
Registrant’s telephone number, including area code: (412) 562-0900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On December 14, 2005, Education Management Corporation amended its Deferred Compensation Plan (the “Plan”) to permit participants in the Plan to cancel any deferral election with respect to their 2005 compensation and obtain a refund of all contributions made to the Plan during 2005. A copy of the amended Plan is filed as Exhibit 10.01 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits
a) Not Applicable
b) Not Applicable
c) Exhibits. The following exhibit is included with this report:

Exhibit No.	Description

10.01	Amended Education Management Corporation Deferred Compensation Plan.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2005	EDUCATION MANAGEMENT CORPORATION
	By:	/s/ FREDERICK W. STEINBERG
Frederick W. Steinberg,
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
10.01	Amended Education Management Corporation Deferred Compensation Plan.